UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021

GALILEO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39092	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1049 Park Ave. 14A
New York, NY 10028

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 517-1041

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	GLEO.U	The New York Stock Exchange
Ordinary Shares, par value $0.0001 per share	GLEO	The New York Stock Exchange
Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	GLEO WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an investor presentation (the “Investor Presentation”) related to the transactions contemplated by the previously disclosed Agreement and Plan of Merger and Reorganization, (the “Merger Agreement”) between Galileo Acquisition Corp. (NYSE: GLEO.U, GLEO and GLEO WS), a special purpose acquisition company organized under the laws of the Cayman Islands (“Galileo”), and Shapeways, Inc., a Delaware corporation (“Shapeways”), and the other parties thereto, dated as of April 28, 2021, as described in greater detail in a Current Report on Form 8-K filed by Galileo with the Securities and Exchange Commission (“SEC”) on April 30, 2021.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Galileo and Shapeways and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Galileo’s and Shapeways’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Galileo’s and Shapeways’ expectations with respect to future performance of Shapeways and the satisfaction of the closing conditions to the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Galileo and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) a default by one or more of the investors in the private investment in Galileo on its commitment, and Galileo's failure to retain sufficient cash in its trust account or find replacement financing in order to meet the $100 million minimum cash condition in the Merger Agreement; (3) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Galileo or other conditions to the closing in the Merger Agreement; (4) the inability to obtain the listing of Galileo’s securities on NYSE following the Transaction; (5) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Shapeways to grow and manage growth economically and hire and retain key employees; (6) costs related to the Transaction; (7) changes in applicable laws or regulations; (8) the effect of the COVID-19 pandemic on Galileo or Shapeways and their ability to consummate the Transaction; (9) the possibility that Galileo or Shapeways may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties identified in the registration statement on Form S-4, which the SEC has declared effective as of September 7, 2021, (as amended, the “Registration Statement”), including those under “Risk Factors” therein, and in other filings with the SEC made by Galileo. Galileo and Shapeways caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Galileo nor Shapeways undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Galileo.

Information Sources; No Representations

The Investor Presentation has been prepared for use by Galileo and Shapeways in connection with the Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Galileo derived entirely from Galileo and all information relating to the business, past performance, results of operations and financial condition of Shapeways derived entirely from Shapeways. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the Investor Presentation. To the fullest extent permitted by law, in no circumstances will Galileo or Shapeways, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Investor Presentation, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Shapeways has been derived, directly or indirectly, exclusively from Shapeways and has not been independently verified by Galileo. Neither the independent auditors of Galileo nor the independent auditors of or Shapeways audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the Investor Presentation and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the Investor Presentation.

Important Information About the Transactions and Where to Find It

Galileo and Shapeways will file relevant materials with the SEC, and Galileo has filed the Registration Statement declared effective by the SEC on September 7, 2021, which includes the definitive prospectus with respect to Galileo’s securities to be issued in connection with the proposed business combination (the “Transaction”) and the definitive proxy statement of Galileo with respect to the Meeting at which Galileo’s shareholders will be asked to vote on the proposed Transaction and related matters. GALILEO’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT GALILEO, SHAPEWAYS AND THE TRANSACTION. The definitive proxy statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to shareholders of Galileo as of August 2, 2021, the record date established for voting on the proposed Transaction and related matters, on or about September 10, 2021. The Registration Statement, which includes the definitive proxy statement and other relevant materials in connection with the Transaction, and any other documents filed by Galileo with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Galileo at 1049 Park Ave. 14A New York, NY 10028.

Participants in the Solicitation

Galileo and Shapeways and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Galileo ordinary shares in respect of the proposed Transaction. Galileo shareholders and other interested persons may obtain more detailed information regarding the names and interests in the Transaction of Galileo’s directors and officers in Galileo’s filings with the SEC, including the Registration Statement. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated September 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALILEO ACQUISITION CORP.

	By:	/s/ Luca Giacometti
Name: Luca Giacometti
Title: Chief Executive Officer and Chairman

Dated: September 13, 2021